UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2014
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Medtronic, Inc.
(Exact name of Registrant as Specified in its Charter)
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Minnesota	1-7707	41-0793183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

710 Medtronic Parkway Minneapolis, Minnesota	55432
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (763) 514-4000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
 _____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
On February 18, 2014, Medtronic, Inc. issued a press release announcing its third quarter 2014 financial results. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.	Exhibits.
(d) Exhibit 99.1    Press release of Medtronic, Inc. dated February 18, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.

	By	/s/ Gary L. Ellis
Date: February 18, 2014		Gary L. Ellis
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Medtronic, Inc.
Form 8-K Current Report

Exhibit Number	Description

99.1	Press release dated February 18, 2014